Nauticus Robotics Secures $250 Million Equity Facility and Launches Strategic Initiative to Enter Deep-Sea Rare Earth Mineral Exploration Market Houston, TX, October 27, 2025. Nauticus Robotics, Inc. (NASDAQ: KITT, “Nauticus”), a leading innovator in autonomous subsea robotics and software solutions, today announced that it has secured a $250 million Equity Line of Credit (“ELOC”) facility to accelerate its next phase of growth and innovation. The facility will provide Nauticus with the flexibility to pursue strategic acquisitions that expand its technological capabilities and position the company to enter the rapidly emerging market for deep-sea rare earth and mineral exploration. This new initiative is part of Nauticus’ broader strategy to leverage its advanced robotics, artificial intelligence, and subsea automation technologies in industries essential to the global energy transition. It also aligns the company with the Trump administration’s priorities on securing strategic minerals to reduce reliance on international producers. Nauticus intends to identify and acquire businesses and technologies that complement its autonomous systems portfolio and support responsible exploration of rare earth elements and other critical minerals found in ultra-deepwater environments. “Access to rare earth minerals is vital for the clean energy, electronics, and defense industries, and Nauticus is uniquely positioned to play a key role in enabling that supply chain,” said John Gibson, President and CEO of Nauticus Robotics. “The $250 million equity facility provides us with the strategic and financial flexibility to acquire the right capabilities and partnerships to participate responsibly in this important emerging market.” Mr. Gibson brings 10+ years of experience in critical mineral production via his work with Orocobre Ltd. This experience is expected to directly translate into the subsea mining space. Strategic Highlights • $250 million equity line of credit facility to fund acquisitions and growth initiatives • Launch of a deep-sea rare earth and mineral exploration strategy through targeted acquisitions • Focus on sustainable innovation and environmental stewardship in subsea resource development • Builds on recent milestones, including the acquisition of SeaTrepid International, expanding Nauticus’ subsea service and ROV capabilities The initiative underscores Nauticus’ commitment to driving technological leadership and responsible innovation in subsea industries. The company anticipates providing updates on prospective acquisition targets and strategic partnerships as it advances toward enabling autonomous, data-driven exploration of the ocean’s rare mineral resources. About Nauticus Robotics Nauticus Robotics, Inc. develops autonomous robots for the ocean industries. Autonomy requires the extensive use of sensors, artificial intelligence, and effective algorithms for perception and decision allowing the robot to adapt to changing environments. The company’s business model includes using robotic systems for service, selling vehicles and components, and licensing of related software to both the commercial and defense business sectors. Nauticus has designed and is currently testing and certifying a new generation of vehicles to reduce operational cost and gather data to maintain and operate a wide variety of subsea infrastructure. Besides a standalone service offering and forward-facing products, Nauticus’ approach to ocean robotics has also resulted in the development of a range of technology products for retrofit/upgrading traditional ROV operations and other third-party vehicle platforms. Nauticus’ services provide customers with the necessary data collection, analytics, and subsea manipulation capabilities to support and maintain assets while reducing their operational footprint, operating cost, and greenhouse gas emissions, to improve offshore health, safety, and environmental exposure. https://nauticusrobotics.com/ Cautionary Language Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Act”), and are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act as well as protections afforded by other federal securities laws. Such forward-looking statements include but are not limited to: the expected timing of product commercialization or new product releases; customer interest in Nauticus’ products; estimated operating results and use of cash; and Nauticus’ use of and needs for capital. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” or “continue” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Nauticus’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. There can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Nauticus is not under any obligation and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which Nauticus has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”) for a more complete discussion of the risks and uncertainties facing the Company and that could cause actual outcomes to be materially different from those indicated in the forward-looking statements made by the Company, in particular the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward- Looking Statements” in documents filed from time to time with the SEC, including Nauticus’ Annual Report on Form 10-K filed with the SEC on April 15, 2025 and subsequent Quarterly Reports on Form 10- Q filed with the SEC from time to time. Should one or more of these risks, uncertainties, or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected. The documents filed by Nauticus with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.